UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016 (October 13, 2016)

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of Principal Executive Offices)

(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 13, 2016, RSP Permian, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the Company’s entry into (i) a Membership Interest Purchase and Sale Agreement (the “SHEP I Purchase Agreement”) by and among Silver Hill Energy Partners Holdings, LLC, a Delaware limited liability company (the “SHEP I Seller”), Silver Hill Energy Partners, LLC, a Delaware limited liability company (“SHEP I”), the Company and RSP Permian, L.L.C., a Delaware limited liability company (“RSP LLC”), and (ii) a Membership Interest Purchase and Sale Agreement (the “SHEP II Purchase Agreement,” and together with the SHEP I Purchase Agreement, the “SHEP Purchase Agreements”) by and among Silver Hill Energy Partners II, LLC, a Delaware limited liability company (the “SHEP II Seller”), Silver Hill E&P II, LLC, a Delaware limited liability company (“SHEP II”), the Company and RSP LLC.

On November 28, 2016, the transactions contemplated by the SHEP I Purchase Agreement (the “SHEP I Acquisition”) were closed. Through the SHEP I Acquisition, RSP LLC acquired from the SHEP I Seller 100% of the outstanding membership interest in SHEP I, and SHEP I became an indirect wholly-owned subsidiary of the Company. We disclosed the closing of the SHEP I Acquisition through a Current Report on Form 8-K filed on November 28, 2016.

In connection with the entry into the SHEP Purchase Agreements and the closing of the SHEP I Acquisition, the Company is filing this Form 8-K/A to provide (i) the unaudited financial statements of the SHEP I Seller, (ii) the unaudited financial statements of the SHEP II Seller, and (iii) the unaudited pro forma combined financial statements of the Company, giving effect to the SHEP I Acquisition and the transactions contemplated by the SHEP II Purchase Agreement (the “SHEP II Acquisition” and together with the SHEP I Acquisition, the “SHEP Acquisitions”) and the related financing transactions.

Additional Information about the SHEP Acquisitions

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the SHEP Acquisitions.

In connection with the SHEP Acquisitions, the Company intends to file with the SEC a preliminary proxy statement. The Company also plans to file other relevant documents with the SEC regarding the SHEP Acquisitions. Any definitive proxy statement for the Company (if and when available) will be mailed to Company stockholders.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHEP ACQUISITIONS.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.rsppermian.com or by contacting the Company’s Investor Relations Department by email at IR@rspermian.com or by phone at 214-252-2790.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the SHEP Acquisitions. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 29, 2016. This document can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K, including, without limitation, statements containing the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “will,” “may,” “should,” “would,” “could” or other similar expressions, and statements regarding the Company’s business strategy and plans, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that management anticipates. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Important known factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, failure to obtain stockholder approval of the Company stock to be issued in the SHEP II Acquisition; the timing to consummate the SHEP II Acquisition; satisfaction of the conditions to closing of the SHEP II Acquisition or that the closing of the SHEP II Acquisition otherwise does not occur; the risk that a regulatory approval that may be required for the SHEP II Acquisition is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating SHEP I and SHEP II into the Company; the effects of the SHEP Acquisitions, including the Company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the SHEP Acquisitions; expected synergies and other benefits from the SHEP Acquisitions and the ability of the Company to realize such synergies and other benefits; the volatility of commodity prices, product supply and demand, competition, access to and cost of capital, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, the quality of technical data, environmental and weather risks, including the possible impacts of climate change, the ability to obtain environmental and other permits and the timing thereof, government regulation or action, the costs and results of drilling and operations, the availability of equipment, services, resources and personnel required to complete the Company’s operating activities, access to and availability of transportation, processing and refining facilities, the financial strength of counterparties to the Company’s credit facility and derivative contracts and the purchasers of the Company’s production and service providers to the Company, and acts of war or terrorism. For additional information regarding known material factors that could cause the Company’s actual results to differ from the Company’s projected results, please see “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and our subsequent Quarterly Reports on Form 10-Q.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

The information provided under Item 9.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements

•	Unaudited Financial statements of Silver Hill Energy Partners Holdings, LLC comprised of the consolidated balance sheets as of September 30, 2016 and December 31, 2015, the related consolidated statements of operations for the nine months ended September 30, 2016 and 2015, the related consolidated statements of cash flows for the nine months ended September 30, 2016 and 2015, the related statement of changes in members’ capital for the nine months ended September 30, 2016, and the related notes to the unaudited financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited Financial statements of Silver Hill Energy Partners II, LLC comprised of the consolidated balance sheet as of September 30, 2016, the related consolidated statement of operations for the period from January 12, 2016 to September 30, 2016, the related consolidated statement of cash flows for the period from January 12, 2016 to September 30, 2016, the related statement of changes in members’ capital for the period from January 12, 2016 to September 30, 2016, and the related notes to the unaudited financial statements, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Statements

The following unaudited pro forma combined financial information of the Company, giving effect to the SHEP Acquisitions and the related financing transactions, which include an anticipated offering of securities and the application of the net proceeds from such offering, is included in Exhibit 99.3 hereto:

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2016.

•	Unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2016 and the year ended December 31, 2015.

•	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description

99.1	Historical unaudited financial statements of Silver Hill Energy Partners Holdings, LLC.

99.2	Historical unaudited financial statements of Silver Hill Energy Partners II, LLC.

99.3	Unaudited pro forma combined financial statements of RSP Permian, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: December 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Historical unaudited financial statements of Silver Hill Energy Partners Holdings, LLC.

99.2	Historical unaudited financial statements of Silver Hill Energy Partners II, LLC.

99.3	Unaudited pro forma combined financial statements of RSP Permian, Inc.

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